                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 Current Report
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2000



                                  Aksys, Ltd.
                                  -----------
             (Exact name of registrant as specified in its charter)



Delaware                         0-28290                     36-3890205
--------                         -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




                   Two Marriott Drive, Lincolnshire, IL 60069
                   ------------------------------------------
             (Address of principal executive offices)  (Zip Code)



                                 (847) 229-2020
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On April 11, 2000, Aksys, Ltd. (the "Company") issued 1,516,697 shares of its common stock at $7.75 per share in a private placement to institutional investors. Pursuant to the Registration Rights Agreement attached hereto as
Exhibit 4.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issued to the investors in the offering. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.1.

     On April 12, 2000, the Company issued a press release relating to the offering. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits
          --------

          Exhibit
          Number      Description
          ------      -----------

          4.1         Registration Rights Agreement

          10.1        Securities Purchase Agreement

          99.1        Press Release dated April 12, 2000
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 2000
                                   AKSYS, LTD.



                                   By: /s/ Steven A. Bourne
                                       --------------------
                                       Steven A. Bourne
                                       Controller and Acting Chief Financial
                                        Officer
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                                 Exhibits Index
                                 --------------

Exhibit
-------
  4.1     Registration Rights Agreement

 10.1     Securities Purchase Agreement

 99.1     Press Release dated April 12, 2000